Corpay Completes $2.4 Billion Cross Border Payments Acquisition
Upsizes Credit Facilities $1.9 Billion

ATLANTA – November 5, 2025 –– Corpay, Inc. (NYSE: CPAY), the corporate payments company, completed the acquisition of Alpha Group International plc (LSE: ALPH), a B2B cross border FX solutions and global bank accounts provider to corporations and investment funds in the UK and Europe.

“We’re thrilled to officially welcome Alpha to the Corpay family. Alpha is a leading provider of global bank accounts to European-based investment managers, and we expect to expand those investment manager relationships into the US and Asia,” said Ron Clarke, chairman and chief executive officer, Corpay, Inc. “With our integration planning well underway, we remain confident in the synergies and expect to deliver meaningful accretion in 2026,” concluded Clarke.

The company also announced it has closed on an amendment to its revolving credit facility that results in an increase of $1 billion resulting in a total revolving credit facility of $2.775 billion and has entered into a new $900 million Term Loan B for 7 years. Initially, the proceeds will be used to help fund the Alpha acquisition.

“We’re very pleased with the broad participation and oversubscribed demand for our credit facilities, which reflects the broad-based confidence in Corpay’s durable earnings power,” said Peter Walker, chief financial officer, Corpay, Inc.

Both Moody’s and S&P Global maintained their credit ratings on Corpay of Ba1 and BB+, respectively, and maintained a stable credit outlook.

Bank of America, N.A. is the Administrative Agent and BofA Securities, Inc., Barclays, J.P. Morgan Securities LLC, PNC Capital Markets, LLC, Wells Fargo Securities, LLC, TD Securities (USA) LLC, MUFG Bank, LTD, BMO Capital Markets Corp., Fifth Third Securities, The Bank of Nova Scotia, Global Banking and Markets, Capital One Securities, Inc., Citizens JMP Securities, LLC, and Mizuho Securities USA LLC served as Joint Lead Arrangers and Joint Bookrunners.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the federal securities laws. Statements that are not historical facts, including statements about Corpay’s assumptions and expectations regarding the acquisition of Alpha Group International PLC are forward-looking statements. Forward-looking statements can be identified by the use of words such as “anticipate,” “intend,” “believe,” “estimate,” “plan,” “seek,” “project” or “expect,” “may,” “will,” “would,” “could” or “should,” the negative of these terms or other comparable terminology. These forward-looking statements are not a guarantee of performance, and you should not place undue reliance on such statements. We have based these forward-looking statements largely on preliminary information, internal estimates and management assumptions, expectations and plans about future conditions, events and results. Forward-looking statements are subject to many uncertainties and other variable circumstances, such as risks related to our acquisition of Alpha, including the successful integration, expected synergies and future prospects thereof, our investment in AvidXchange alongside TPG, our ability to successfully execute our strategic plan, manage our growth and achieve our performance targets; the impact of macroeconomic conditions, including any recession or economic downturn that has occurred or may occur in the future, and whether expected trends, including retail fuel prices, fuel price spreads, fuel transaction patterns, electric vehicle, retail lodging price, foreign exchange rates and interest rates trends develop as anticipated and we are able to develop successful strategies in light of these trends, as well as the other risks and uncertainties identified under the caption "Risk Factors" in the 2024 Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 27, 2025 and subsequent filings with the SEC made by us. These factors could cause our actual results and experience to differ materially from any forward-looking statement made herein. The forward-looking statements included in this press release are made only as of the date hereof and we do not undertake, and specifically disclaim, any obligation to update any such statements as a result of new information, future events or developments, except as specifically stated or to the extent required by law. You may access Corpay’s SEC filings for free by visiting the SEC web site at www.sec.gov.

About Corpay
Corpay (NYSE: CPAY), the Corporate Payments Company, is a global S&P 500 provider of commercial cards (e.g, business cards, fleet cards, virtual cards) and AP modernization solutions (e.g., invoice and payments automation, cross border payments) to businesses worldwide. Corpay solutions “keep business moving” and result in our customers better controlling purchases, mitigating fraud, and ultimately spending less. To learn more visit www.corpay.com

Corpay Investor Relations Jim Eglseder Jim.Eglseder@corpay.com 770-417-4697 Corpay Corporate Media Relations Chad Corley Chad.Corley@corpay.com 770-729-5021